Exhibit 10.34

THIRD AMENDMENT TO PROJECT MANAGEMENT SERVICES AGREEMENT

This Third Amendment to Project Management Services Agreement (this “Third Amendment”), dated as of April 24, 2024 (the “Agreement”) is made and entered into on April 24, 2025 and effective as of June 28, 2024 the (“Amendment Effective Date”) by and between: (i) Bitech Technologies Corporation, a Delaware corporation (“Bitech”); (ii) Emergen Energy LLC, a Delaware limited liability company and a wholly owned subsidiary of Bitech (“Emergen”); and (iii) Energy Independent Partners LLC, a Delaware limited liability company (“EIP”). Each of Bitech, Emergen, and EIP may be referred to herein collectively as the “Parties” and separately as a “Party”.

WHEREAS, the First and Second Amendments to Project Management Services Agreement (the “First and Second Amendments”) were effective as of June 28, 2024;

WHEREAS, the Parties now desire to amend the Agreement and any subsequent amendments, including the First and Second Amendment, as set forth in this Third Amendment;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to Section 2.04 Project Management Services. Section 2.04 is deleted in its entirety and replaced with the following:

(a) During the Term (as defined below), and in consideration of the payments as set forth herein, EIP shall provide to Emergen the following project management services in connection with the development and operation of each of the Development Projects (collectively, the “Services”):

(i) EIP shall assist as needed with qualifying the Development Projects for financing;

(ii) EIP shall assist as needed with achieving RTB Status for Development Projects; and

(iii) If Emergen decides to forego the development of a Development Project, EIP shall assist as needed with marketing the Development Project to a third party.

(b) Notwithstanding the definition of the “Services” as set forth above, it is acknowledged and agreed by the Parties that EIP carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws, and that EIP shall specifically not provide any of the following services to the Bitech or any of its Affiliates: (i) negotiation for the sale of any of Bitech’s or any of its Affiliates’ securities or participation in discussions between Bitech or any of its Affiliates and potential investors; (ii) assisting in structuring any transactions involving the sale of any of Bitech’s or any of its Affiliates’; (iii) engaging in any pre-screening of potential investors to determine their eligibility to purchase any securities or engaging in any pre-selling efforts for the Bitech’s or any of its Affiliates’ securities; (iv) discussing details of the nature of the securities sold or whether recommendations were made concerning the sale of the securities; (v) engaging in due diligence activities; (vi) providing advice relating to the valuation of or the financial advisability of any investments in Bitech or any of its Affiliates; or (vii) handling any funds or securities on behalf of the Bitech or any of its Affiliates.

2.	Effect of Amendment. Except as expressly amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	No Waiver. This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to either Party or unknown, as to which all rights of the Parties shall remain reserved.

4.	Entire Agreement. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, and representations, whether written or oral, relating to such subject matter.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and electronic signatures shall be deemed to be of equal force and effect as original signatures.

6.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law principles.

7.	Binding Nature. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

[signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

Bitech Technologies Corporation

By:	/s/ Benjamin Tran
Name:	Benjamin Tran
Title:	Chief Executive Officer

Emergen Energy LLC

By:	/s/ Benjamin Tran
Name:	Benjamin Tran
Title:	Chief Executive Officer

Energy Independent Partners LLC

By:	/s/ Cole W. Johnson
Name:	Cole W. Johnson
Title:	Chief Executive Officer